UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                         FRONTIER FINANCIAL CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Washington                   000-15540                   91-1223535
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS employer
      of incorporation)                                      identification No.)

               332 SW Everett Mall Way, Everett, Washington 98204
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (425) 514-0700
       ------------------------------------------------------------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

     On February 1, 2006, Frontier Financial Corporation (the "Company"), parent company of Frontier Bank, announced the completion of its acquisition of NorthStar Financial Corporation and its subsidiary, NorthStar Bank. The Press Release announcing the completion of the acquisition is attached as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits

          Exhibit 99.1 Press Release dated February 1, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2006
                                            FRONTIER FINANCIAL CORPORATION


                                            By: /s/ John J. Dickson
                                                --------------------------------
                                                John J. Dickson, President & CEO